`

PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM Quant Solutions International Developed Markets Index Fund

(the “Fund”)

Supplement dated October 10, 2023
to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (SAI) and retain it for future reference.

At a meeting on October 6, 2023, the Board of Trustees (the “Board”) of the PGIM Quant Solutions International Developed Markets Index Fund (the “Fund”), a series of Prudential Investment Portfolios 2, approved changes to the Fund’s investment objective, 80% investment policy, performance benchmark and fee waivers, each effective on or about December 11, 2023.

The Fund’s current investment objective is to provide investment results that approximate the performance of the FTSE Developed Markets Ex-North America Net Index.  The Fund’s new investment objective will be to provide investment results that approximate the performance of the MSCI EAFE Index.

In connection with the change to the Fund’s investment objective, the Board has approved changing the Fund’s 80% investment policy.  The Fund currently has a policy of investing, under normal market conditions, over 80% of its investable assets in securities included in the FTSE Developed Markets Ex-North America Net Index in approximately the same proportions as those of the Index.  The Fund’s new policy will be to invest, under normal circumstances, over 80% of its investable assets in securities included in the MSCI EAFE Index in approximately the same proportions as those of the Index. As is the case with the Fund’s current 80% investment policy, “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes, and the Fund’s new 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders of the Fund.

The Fund’s performance benchmark will also change to the MSCI EAFE Index.

The total annual Fund operating expenses after fee waiver and/or expense reimbursement will be reduced from 0.26% to 0.19%. This waiver will have no express termination date and may not be terminated by the Fund’s manager without the prior approval of the Board.

The above changes will be reflected in the Fund’s December 2023 prospectus update.

LR1456